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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM 8-K/A
                               (AMENDMENT NO. 1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):   August 13, 1999

                          BENCHMARK ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)

                TEXAS                                1-10560                              74-2211011
    (State or other jurisdiction                   (Commission                         (I.R.S. Employer
          of incorporation)                        File Number)                      Indentification No.)

                  3000 TECHNOLOGY DRIVE, ANGLETON, TEXAS                                    77515
                 (Address of principal executive offices)                                 (Zip Code)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (409) 849-6550

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ITEM 5.  OTHER EVENTS.

     Benchmark Electronics, Inc. (Benchmark) previously announced that it had entered into a Stock Purchase Agreement with J.M. Huber Corporation (the Seller) pursuant to which Benchmark would acquire all of the outstanding capital stock of (a) AVEX Electronics, Inc., an Alabama corporation and a wholly owned subsidiary of the Seller (AVEX), and (b) a wholly owned subsidiary of the Seller to be formed under the laws of the Netherlands (Holdings) being formed for the purpose of succeeding to the ownership of certain non-U.S. holding and operating companies which currently are owned by another entity owned by the Seller. In consideration of the capital stock of AVEX and Holdings, Benchmark has agreed to pay $255 million in cash (less any indebtedness assumed), subject to certain adjustments, and to issue one million shares of its Common Stock to the Seller.
Benchmark and the Seller have agreed for federal income tax purposes to allocate the purchase price pursuant to treasury Section 1.338(h)(10)-1(f).

     In order to finance this transaction, Benchmark has received a commitment from a commercial bank to provide (i) a revolving credit facility in an aggregate amount of up to $100 million (the Revolving Credit Facility), which will mature on September 30, 2004, and (ii) a term loan in the amount of $75 million, which will mature on September 30, 2004 (Term Loan A). In addition,
Benchmark anticipates funding a term loan in the amount of $50 million, which will mature on September 30, 2005 (the Term Loan B, and collectively with the Revolving Credit Facility and the Term Loan A, the Facility). It is expected that the Revolving Credit Facility and Term Loan A will be funded by a syndicate of banks, financial institutions and other entities, and will be subject to a borrowing base calculation. Subject to the agreement of the banks providing the Revolving Credit Facility and the Term Loan A, Benchmark may elect to increase the Revolving Credit Facility and the Term Loan A by $25 million each. In such event, the Term Loan B will not be funded. If the Term Loan B is funded, it is expected that such funds will be provided by the commercial bank providing the commitment or syndicated to other banks, financial institutions and other entities. On August 13, 1999, Benchmark announced the completion of a capital markets transaction in which it received gross proceeds of $75 million. The net proceeds of this capital markets transaction will be used for general corporate purposes, including the funding of a portion of the purchase price of the AVEX acquisition.

      99.4 to this report contains revised unaudited pro forma condensed combined financial statements of Benchmark Electronics, Inc. as of and for the six months ended June 30, 1999 and for the year ended December 31, 1998, which gives effect to the pending acquisition of AVEX by Benchmark under the purchase method of accounting, and which replace those previously filed as Exhibit 99.3.

     We make "forward-looking statements" within the "safe harbor" provision of the Private Securities Litigation Reform Act of 1995 throughout this Amendment to Current Report on Form 8-K/A. You can identify these statements by forward-looking words such as "may," "intend," "will," "expect," "anticipate,"
"believe," "estimate," "should," "strategy," "position," "plan" and "continue" or the negatives of those words or other variations on them or by comparable terminology. We have based these statements on our current expectations about future events. Although we believe that our expectations reflected in or suggested by our forward-looking statements are reasonable, we cannot assure you that these expectations will be achieved. Our actual results may differ materially from what we currently expect. Important factors which could cause our actual results to differ materially from the forward-looking statements in this report include, without limitation, the completion of the pending acquisition of AVEX and, if completed, the termination by one of AVEX's largest customers of its turnkey manufacturing agreement with AVEX as a result of our purchase of AVEX, the integration of the operations of AVEX and the incurrence of operating losses at AVEX after its acquisition by us; the loss of a major customer; changes in customer concentration; the absence of long-term sales contracts; dependence on the growth of the enterprise computer, telecommunications, medical device, industrial control, and testing and instrumentation and, upon completion of the AVEX acquisition, the networking/servers and high-end video/audio/entertainment, industries; risks associated with our international operations; availability of customer specified

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components; dependence on certain key executives; environmental laws; Year 2000 problems; fluctuations in quarterly results; stock price volatility; and competition from other providers of electronics manufacturing services. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated.

     You should read this report completely and with the understanding that our actual future results may be materially different from what we expect. We may not update these forward-looking statements, even though our situation will change in the future. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

     The following material is filed as an exhibit to this Amendment to Current
Report on Form 8-K/A.


        EXHIBIT
        NUMBER                    DESCRIPTION
        -------                   -----------

          99.4       -- Unaudited pro forma condensed combined financial
                        statements of Benchmark Electronics, Inc. as of and for the six months ended June 30, 1999 and for the year ended December 31, 1998.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          BENCHMARK ELECTRONICS, INC.


                                          By: /s/ GAYLA J. DELLY
                                                  GAYLA J. DELLY
                                                  TREASURER

Dated: August 18, 1999

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                                 EXHIBIT INDEX

        EXHIBIT
        NUMBER                     DESCRIPTION
        -------                    -----------

          99.4       -- Unaudited pro forma condensed combined financial
                        statements of Benchmark Electronics, Inc. as of and for the six months ended June 30, 1999 and for the year ended December 31, 1998, which give effect to the pending acquisition of AVEX by Benchmark under the purchase method of accounting.

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